UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 13, 2017

AmeriGas Partners, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13692	23-2787918
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 No. Gulph Road

King of Prussia, Pennsylvania 19406

(Address of principal executive offices) (Zip code)

(610) 337-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 13, 2017, AmeriGas Partners, L.P. (the “Partnership”) announced the expiration and final results of the tender offer with respect to the outstanding 7.00% Senior Notes due 2022 (the “2022 Notes”), originally issued by its wholly owned subsidiaries, AmeriGas Finance LLC, a Delaware limited liability company and AmeriGas Finance Corp., a Delaware corporation (“AmeriGas Finance”), and guaranteed by the Partnership. The tender offer expired at 5:00 p.m. New York City time on February 10, 2017, and a total of $378,340,000 aggregate principal amount of the 2022 Notes were validly tendered and accepted for repurchase in the tender offer.

In addition, on February 13, 2017, the Partnership announced that it issued, together with AmeriGas Finance, $525,000,000 aggregate principal amount of 5.750% senior notes due 2027 (the “New Notes”) in an underwritten public offering. The New Notes were issued pursuant to an Indenture, dated as of June 27, 2016, among the Partnership, AmeriGas Finance, and U.S. Bank National Association, as trustee (the “Indenture”), as supplemented by a Third Supplemental Indenture, dated as of February 13, 2017.

The Partnership is filing the Third Supplemental Indenture as Exhibit 4.1 to this Current Report on Form 8-K. The Indenture was filed with the Securities and Exchange Commission on June 27, 2016 as Exhibit 4.1 to the Current Report on Form 8-K dated June 27, 2016. The Third Supplemental Indenture and the Indenture are incorporated herein by reference.

A copy of the press release announcing the final results of the tender offer and the issuance of the New Notes is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Third Supplemental Indenture, dated as of February 13, 2017, among AmeriGas Partners, L.P., AmeriGas Finance Corp., and U.S. Bank National Association, as trustee (including form of global note)

99.1	Press Release of AmeriGas Partners, L.P. dated February 13, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

February 13, 2017	By:	/s/ Monica M. Gaudiosi
		Name:	Monica M. Gaudiosi
		Title:	Vice President, General Counsel and Secretary of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

EXHIBIT INDEX

Exhibit Number	Description

4.1	Third Supplemental Indenture, dated as of February 13, 2017, among AmeriGas Partners, L.P., AmeriGas Finance Corp., and U.S. Bank National Association, as trustee (including form of global note)

99.1	Press Release of AmeriGas Partners, L.P. dated February 13, 2017